UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2025 (March 29, 2025)

QRONS INC.
(Exact name of registrant as specified in its charter)

Wyoming	000-55800	81-3623646
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

611 N. Brand Boulevard, Suite 1300 Glendale, California	91203
(Address of principal executive offices)	(Zip Code)

+1 (587) 577-9261

(Registrant’s telephone number, including area code)

____________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a) Former Independent Registered Public Accounting Firm. On March 12, 2025, the Board of Directors of Qrons Inc., a Wyoming corporation (the “Company”), approved and ratified the dismissal of OLAYINKA OYEBOLA & CO. (“OO & Co.”) as the Company’s independent registered public accounting firm, effective immediately. The Company has authorized OO & Co. to respond fully to the inquiries of LAO Professionals, the successor auditors.

OO & Co. rendered no report on the Company’s financial statements for any financial period of the Company, and never expressed, orally or in writing, any adverse opinion with respect to the Company’s financial statements.

During the Company’s two most recent fiscal years ended December 31, 2024 and 2023, and the subsequent interim period through March 29, 2025: (i) there were no disagreements between the Company and OO & Co. on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of OO & Co., would have caused it to make reference to the subject matter of the disagreements in connection with its report on the Company’s financial statements; and (ii) there were no “reportable events” (as described in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided OO & Co. with the disclosures under this Item 4.01(a) and has requested and received from OO & Co. a copy of the letter addressed to the Securities and Exchange Commission stating that OO & Co. agrees with the above statements. A copy of the letter from OO & Co. is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(b) New Independent Registered Public Accounting Firm. On March 29, 2025, the Board of Directors of the Company approved and ratified the appointment of LAO Professionals (“LAO”) as the Company’s new independent registered public accounting firm, effective immediately. During the Company’s two most recent fiscal years ended December 31, 2024 and 2023, and the subsequent interim period through March 29, 2025, neither the Company nor anyone acting on behalf of the Company had consulted LAO regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, nor did LAO provide a written report or oral advice to the Company that LAO concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issues; or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).

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Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
16.1	Letter from OLAYINKA OYEBOLA & CO. dated April 1, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunder duly authorized.

QRONS INC.

Date: April 1, 2025	By:	/s/ Cory J. Rosenberg
Cory J. Rosenberg
Chief Executive Officer

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